UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2011

TEUCRIUM COMMODITY TRUST
(Exact name of registrant as specified in its charter)
Delaware	001-34765	61-1604335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
232 Hidden Lake Road, Building A Brattleboro, Vermont 05301
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code	(802) 257-1617
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Please take note of the following update regarding the Teucrium Natural Gas Fund (NAGS).

NOTICE:

Teucrium Trading, LLC (the "Sponsor") has agreed to voluntarily cap the management fees and expenses of the Teucrium Natural Gas Fund effective August 1, 2011.  Total fees and expenses to be paid by the Fund will be capped at 1.5% per annum of the daily net assets of the Fund.

This cap may be terminated by the Sponsor at any time with 90 days’ notice.

To view the full prospectus please visit: http://teucriumnagsfund.com.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEUCRIUM COMMODITY TRUST
	By:	Teucrium Trading, LLC, its sponsor
Date: July 29, 2011	By:	/s/ Dale Riker
	Name:	Dale Riker
	Title:	Principal Financial Officer